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                                                                    Exhibit 10.8

                        MORTGAGE AND SECURITY AGREEMENT


EXCEL, INC., a Massachusetts business corporation, having a principal place of business at 41 Meeting House Lane, P.O. Box 327, Sagamore Beach, Massachusetts 02562 ("Mortgagor") for consideration paid, grant to CAPE COD BANK AND TRUST COMPANY, a Massachusetts banking corporation, having its usual place of business at 307 Main Street, Hyannis, MA 02601 ("Mortgagee") with MORTGAGE COVENANTS, to secure the payment OF TWO MILLION SIX HUNDRED THOUSAND AND N0/100 ($2,600,000.00) DOLLARS payable as provided in a note of even date (the "Note"), and also to secure the performance of all of the covenants and agreements contained in this Mortgage and the said note of even date and any other documents executed as collateral therefor or relating thereto and existing as of the date hereof.

     The land together with the buildings and other structures now or hereafter placed thereon (hereinafter called the "mortgaged premises" or the "premises" or the "property") in Barnstable (Hyannis), Barnstable County, Massachusetts, more particularly described in Exhibit "A" attached hereto and made a part hereof.
                          -----------

     There is included herein as a part of the premises all portable or sectional buildings at any time placed upon said premises, and all furnaces, ranges, heaters, plumbing, gas and electric fixtures, screens, mantels, shades, screen doors, storm doors and windows, oil burners, gas or electric refrigerators and all other fixtures of whatever kind and nature at present or hereafter installed in or on the premises in any manner which renders such articles usable in connection therewith so far as the same are, or can by agreement of parties, be made a part of the realty, and all material, apparatus or supplies intended to enter into the construction, repair or remodeling of the buildings on the premises, now in said buildings or on the premises, or placed therein or thereon prior to the full payment and discharge of this Mortgage.

     This mortgage is intended also to be a Security Agreement and Financing Statement under the Uniform Commercial Code. Accordingly, the Mortgagor grants to the Mortgagee a security interest in the Property (as hereinafter defined) and covenants and agrees that, as of the execution hereof and upon the subsequent acquisition of such furnishings, fixtures, supplies, materials, and any other improvements and items of personal property the Mortgagor shall have, and used in connection with the described real estate or purchase from the proceeds of the loan contemplated hereunder, and for replacement items:

     a) provide the Mortgagee with the above personal property a precise inventory, save for all new and used vehicles and any parts inventory, of the same, as and when acquired;

     b) execute and deliver to the Mortgagee, in form appropriate for recording and filing, financing statements on all such articles, fixtures, equipment and materials;
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     c)   provide to the Mortgagee such other assurances as may be required by the holder to establish the holder's first and prior security interest in such fixtures, supplies, materials, and any other improvements; and

     d) execute, deliver and cause to be recorded and filed from time to time, without notice or demand, and at the mortgagor's sole cost and expense, continuance and such priority of security in such articles, fixtures, equipment and materials.

     The above-described furnishings, fixtures, supplies, materials, and realty, together with any and all improvements now thereon, or from time to time thereon, and any additions thereto or replacements thereof, are herein collectively referred to as the "Property". It is understood and agreed that the security interest in the property delivered to the Mortgagee hereunder shall not cover property owned by lessees and tenants in possession.

     The Mortgagor covenants:

     1)   to perform all of the covenants and agreements contained in said note;

     2) to pay before the same become delinquent and a lien against the property (and to provide by such time evidence of such payment, satisfactory to the holder hereof) all taxes, charges, sewer use fees, water rates and assessments of every name and nature, whether or not assessed against the Mortgagor, if applicable or related to the property, or any interest therein, or the debt, obligation or any agreement secured hereby, or the disbursements or the application of the proceeds thereof; but the obligations of the Mortgagor under this
          Section 2 contained shall not extend to any income tax or corporation excise tax of the holder;

     3) that if at any time any law or court decree prohibits the performance of any material obligation undertaken herein by the Mortgagor, or provides that any amount to be paid hereunder by the Mortgagor, exclusive of principal and interest payments, must be credited against the Mortgagor's obligations under the Note, the holder shall have the right, on 30 days' prior written notice to the Mortgagor, to require payment in full of the entire indebtedness secured hereby;

     4) to assure the payment of all taxes, charges, sewer use fees, water rates, assessments of every name and nature, or any other obligation which may have or acquire priority over this Mortgage, and which are assessed or payable with reference to the property, at the election of the holder, if and only to the extent the loan to value ratio is more than 80%, the Mortgagor shall deposit with the holder, on each day when any payment under the Note is required to be made, a sum determined by the holder to be sufficient to provide, in the aggregate, a fund adequate to pay any such amounts 1 day at least before the same become delinquent; and whenever the holder determines sums accumulated under the provisions of this Section 4 to be insufficient to meet the obligation for which such deposits were made, the Mortgagor shall pay within 10 days of demand of
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                                      -3-

          the holder, any amount required to cover the deficiency therein; every deposit may, at the option of the holder, be applied directly against the obligation with reference to which it was made, or, to the fullest extent permissible according to law, any other obligation of the Mortgagor secured hereby; such deposits may be commingled with other assets of the holder and, in the discretion of the holder, invested by the holder for its own account, without any obligation to pay income from such investment, or interest on such deposits, to Mortgagor, or to account to Mortgagor for such income in any manner;

     5) not to suffer any act in its nature capable of materially harming the value of the mortgaged premises, irrespective of whether or not such act may constitute waste; not to suffer to be made any material alteration or change in the use, occupancy, or structural condition of the mortgaged premises unless the written consent of the Mortgagee be first obtained in each particular case; to keep all and singular the said premises in such repair, order and condition as the same are now in or may be in while the Mortgage is outstanding, reasonable wear and tear only excepted; not to permit or suffer any violation of any law, ordinance or regulation affecting the mortgaged premises or the use thereof, except to the extent Mortgagor may in good faith contest the validity or effect thereof by duly instituting proceedings as long as the action underlying the same is stayed; that the Mortgagee may, in its discretion upon reasonable notice and reasonable times, enter upon and make repairs as in its judgment may be necessary to keep said premises in good condition and repair, and that all money so expended shall be secured by this Mortgage, shall draw interest at the rate provided in the note from the date of the advance of such payment and shall be payable by the Mortgagor to the Mortgagee at such time and in such amounts as the Mortgagee may determine;

     6) to carry with respect to the property and its use physical hazard insurance on an "all risks" basis covering the perils of fire, extended coverage and special extended coverage (including earthquake, boiler explosion, collapse, costs of demolition and contingent liability from the operation of any building laws as they may pertain to nonconforming property) in an amount not less than 100% of the full replacement cost of all building improvements and interests thereof and Mortgagor's contents therein, and during the construction of any improvements which become a part of the property, to carry insurance in "Builder's Risk completed value (non-reporting)" form, including all risk type coverage and to carry such liability insurance coverage as the holder shall from time to time reasonably require; initial minimum limits of $1,000,000.00 which limits may be reviewed annually by Mortgagee; all insurance (with evidence of payment of premiums thereon satisfactory to the holder) so required to be maintained, together with any other insurance with respect to the property maintained by the Mortgagor, shall be deposited with, and, except for public liability coverage and except to the extent of the first $50,000.00 in aggregate of losses payable in any calendar year, and any other coverage the holder may determine shall not by payable to it in case of loss, shall be first payable in case of loss to the holder; all
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                                      -4-

          renewals or replacements of such insurance from time to time in force together with evidence of payment of premiums thereon satisfactory to the holder shall be delivered to the holder 1 day at least before the expiration date of then current insurance; all insurance required as aforesaid to be maintained with respect to the property shall be written by such companies, on such terms, in such form and for such periods and amounts as the holder shall from time to time approve and shall not be cancelable or amendable without at least 15 day's prior written notice to the holder; and no settlement on account of any loss covered by such insurance, exceeding $50, 000.00 in the aggregate in any calendar year, shall be effected without the consent of the holder;

     7) except as provided in Paragraph 6, the proceeds of any hazard insurance shall, at the option of the holder (i) be applied to or toward the indebtedness secured hereby in such order as the holder may determine (in which event the Mortgagor shall be relieved of the obligation in Section 5 of this Mortgage to the extent of the repair of that part of the property damaged by the hazard with respect to which insurance is paid); or (ii) if the holder shall require repair of that part of the property so damaged by the insured hazard, the holder shall release to the Mortgagor insurance proceeds paid to it upon such reasonable conditions as the holder may prescribe and upon completion of such repair shall, at the holder's option, apply any excess insurance proceeds to or toward the indebtedness secured hereby in such order as the holder may determine or release the same to the Mortgagor; notwithstanding any thing in this Section 7 to the contrary, however, if the insurer denies liability to the Mortgagor, except where such denial is based on the negligence of the Mortgagee, the Mortgagor shall not be relieved of any obligation under Section 5 of this Mortgage, whether or not the proceeds of insurance are applied to or toward the indebtedness secured hereby;

     8) the awards of damages on account of any condemnation for public use of or injury to the property shall be paid to the holder; such awards shall, at the option of the holder (i) be applied to or toward the indebtedness secured hereby in such order as the holder may determine, in which event the Mortgagor shall be relieved of the obligation of
          Section 5 of this Mortgage to the extent of the repair of that part of the property which remains and which has been damaged or injured by such public action; or (ii) if the holder shall require restoration of that part of the property which remains, the holder shall release to the Mortgagor such awards paid to it upon such conditions as the holder may reasonably prescribe, but not more than such portion of such awards as may be required to repair such damage or injury; and any balance remaining shall be applied by the holder to or toward the indebtedness secured hereby in such order as the holder may determine;

     9) to use its best efforts continuously to use and occupy the property or cause the property to be used or occupied;
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                                      -5-

     10) except in the ordinary course of business in each instance, not to lease the property or any substantial part thereof, without the prior written consent of the holder; faithfully to keep, observe and satisfy all the obligations on the part of the lessor to be kept, performed and satisfied under every lease from time to time in force with reference to the property, except upon default of the tenant, and not to alter or terminate any such lease or accept rentals for more than one month's rental in advance; and, at any time on notice from the holder, to submit to the holder for examination all such leases and on the demand of the holder, to assign and deliver to the holder any or all such leases, or and upon and after an Event of Default the rents and profits thereof, such assignments to be in form satisfactory to the holder, but in all events to provide that the Mortgagor shall retain the rents and profits thereof until an Event of Default occurs in any covenant or condition in this Mortgage; and the holder shall have the right, by the execution of suitable written instruments from time to time, to subordinate this Mortgage, and the rights of the holder hereunder, to any lease or leases from time to time, in force with reference to the property, and, on the execution of any such instrument, this Mortgage shall to the extent permitted by law be subordinate to the lease for which such subordination is applicable with the same force and effect as if such lease had been executed and delivered, and a notice thereof recorded to the extent required to give notice to third persons, prior to the execution, delivery and recording of this Mortgage;

     11)  "Deleted in its Entirety"

     12) that, at the option of the holder, upon the occurrence of any Event of Default under the Note, the rate of interest stated on the face hereof shall be increased by an additional three percent (3%) per annum above the Rate until such amount shall be paid in full (whether before or after judgment), said increased rate of interest shall remain in effect for such time as the event of default continues;

     13) that, from time to time, on the written request of the holder, the Mortgagor shall furnish within 10 days of said request a written statement, signed and, if requested, acknowledged, setting forth the amount of the indebtedness which the Mortgagor acknowledges to be due on the Note and under this Mortgage, specifying any claims of offset or defense which the Mortgagor asserts against the indebtedness secured hereby or any obligations to be paid or performed hereunder, and the then state of facts relative to the condition of the property;

     14) whether or not for additional interest or other consideration paid or payable to the holder, no forbearance on the part of the holder or extension of the time for the payment of the whole or any part of the obligations secured hereby, whether oral or in writing, or any other indulgence given by the holder to the Mortgagor or to any other party claiming any interest in or to the property, shall operate to release or in any manner affect the original liability of the Mortgagor, or the priority of this Mortgage or to limit, prejudice or impair any right of the holder, including,
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                                      -6-

          without limitation, the right to realize upon the security, or any part thereof, for the obligations secured hereby or any of them, notice of any such extension, forbearance or indulgence being hereby waived by the Mortgagor and all those claiming by, through or under the Mortgagor; and no consent or waiver, express or implied, by the holder to or of any default by the Mortgagor shall be construed as a consent or waiver to, or of any further default in the same or any other term, condition, covenant or provision of this Mortgage or of the obligations secured hereby; in case redemption is had by the Mortgagor after foreclosure proceedings have begun, the holder shall be entitled to collect all costs, charges and expenses incurred up to the time of redemption; in case of foreclosure sale, the holder shall be entitled to the costs, charges and expenses allowed under the Statutory Power of Sale; and in case any one or more of the provisions of this Mortgage may be found to be invalid, or unenforceable for any reason or in any respect, such invalidity or unenforceability shall not limit or impair enforcement of any other provision hereof;

     15) that wherever notice, demand or a request may properly be given to the Mortgagor under this Mortgage, the same shall always be sufficient to serve as a notice, demand or request hereunder if in writing and sent by registered or certified mail, postage prepaid, return receipt requested, so-called express mail, private express carrier or hand delivery, addressed to the Mortgagor at the address given in this Mortgage as the Mortgagor's address and to the Mortgagor at 41 Meeting House Lane, P.O. Box 327, Sagamore Beach, Massachusetts 02562; and any such notice, demand or request shall be treated as having been given upon receipt or tender for delivery at the notice address; and a notice so addressed shall always be sufficient notice, notwithstanding a change in the ownership of the equity of redemption of the property, whether or not consented to by the holder; and where more than one person constitutes the Mortgagor, one notice sent to the address given in this Mortgage as the Mortgagor' s address or the last known business address of any one of them shall constitute sufficient notice to all;

     16) the undertakings of the Mortgagor contained in Section 2 of this Mortgage with respect to items other than the payment of real estate taxes, sewer use fees, water rates, and assessments, shall survive the payment of all obligations secured hereby; however, after an acknowledgment of the satisfaction of the obligations secured hereby, or a discharge of this Mortgage, this Mortgage shall not be security for the performance of such undertakings, notwithstanding the survival of the same; but, thereafter, and notwithstanding anything to the contrary contained in the Note, this Mortgage or any other document or instrument securing the Note, the holder shall look solely to the Mortgagor, personally, for the performance of such undertakings;

     17) that without limiting the scope and effect of other provisions of the Mortgage, to the extent that any of the property is of a nature that a security interest therein may be perfected under the Uniform Commercial Code, as enacted in the
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                                      -7-

          Commonwealth of Massachusetts, this instrument shall, as of the date of execution hereof, constitute a security agreement granting to the holder a security interest in the property. Without limiting the generality of the foregoing, the security interest held by the secured party shall cover cash and noncash proceeds of that portion of the property which is subject to a security interest. Further, with respect to that portion of the property which is subject to a security interest, the Mortgagor agrees with the holder as follows:

          a) such portion shall continue to be free from all pledges, liens, encumbrances and security interest or other claims in favor of others, except in the case of purchase money security interests, and that the Mortgagor will warrant and, at the holder's request, defend the same from all claims and demands of all persons, and

          b) such portion is to be located on the real estate which is included as part of the property and will not be removed therefrom without the prior written consent of the holder unless, upon such removal, similar items of equal value are substituted or replaced.

     18) that annually, within one hundred fifty (150) days after the expiration of each calendar year, or fiscal year, if applicable, and at no expense to the holder, the Mortgagor shall deliver to the holder audited financial statements for the Mortgagor, showing a true and complete treatment of the annual operating expenses and income of the property, and financial statements and tax returns of the Mortgagor and any guarantors or endorsers, such statements to be in form reasonably satisfactory to the holder;

     19) that the Mortgagor will, from time to time at the holder's request, make, execute, deliver, file and record all such instruments, conveyances, notices, financing statements and other documents, and take all such further action as the holder may determine to be reasonably necessary or advisable for the better assuring and confirming to the holder of its security interests in the property or any part thereof, and will so execute, deliver, file and record such instrument or instruments as the holder may request;

     20) that in addition to other payments herein required, the Mortgagor shall, at the Mortgagee's option, exercisable at any time or from time to time, if and only to the extent the loan to value ratio exceeds 80%, now or in the future, pay to the Mortgagee monthly on the 21st day of each month, or such other day of the month as may be designated by the mortgagee during the term hereof, and for so long as the Liabilities secured by this Agreement shall remain unpaid, an amount equal to one-twelfth (1/12th) of the municipal taxes and assessments which the Mortgagee estimates will become due and payable on account of the Mortgaged Premises for the year next succeeding any period for which such taxes and assessments have been paid or escrowed hereunder sufficient, to enable Mortgagee to accumulate at
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                                      -8-

          least thirty (30) days prior to the dates upon which such municipal taxes and assessments are payable the amounts then due and payable. Further, the Mortgagor shall pay to the Mortgagee on demand the amount of any deficiency of the funds so collected when the actual amount of such taxes and assessments becomes known. The Mortgagee shall maintain such funds in an interest bearing account which may be co-mingled with other funds of the Mortgagee. The Mortgagee shall apply said funds to the payment of municipal taxes and assessments, as applicable, to the extent such amounts are determined by he Mortgagee to be due and payable. In the event the Mortgagee collects such tax payments hereunder, the Mortgagor shall deliver to the Mortgagee the bills representing any such amounts within ten (10) days of the receipt thereof by the Mortgagor. Notwithstanding the provisions of this section, upon an occurrence of an event which is, or, solely with the passage of time, would be, an Event of Default hereunder, the Mortgagee shall not be required to apply such funds as provided above, and may set off such funds against the Liabilities and apply any such funds towards the Liabilities in accordance with the terms herein.

     21)  that the following are conditions of this Mortgage:

          a) the covenants and agreements herein contained shall not be breached;

          b) except for real estate taxes and assessments until 1 day before any delinquency therein (delinquency, with reference to such taxes and assessments being hereby defined, for the purposes of this Mortgage, as meaning the time when, on the non-payment thereof, interest or penalties commence to accrue), not to create any encumbrance on the property even if such encumbrance is inferior to this Mortgage;

          c) the Mortgagor shall not permit any encumbrance to exist against the property, even if such encumbrance is inferior to this Mortgage; without limitation, the filing of a notice of Federal or State tax lien with the holder or at the office at which, by law, such notice is to be filed to be effective against the property, whether or not such lien applies, in terms, to the property, shall be a breach of this condition; and any period of grace in this Mortgage provided to the Mortgagor for a default in this Mortgage shall not be applicable to the filing of such a notice of governmental lien or to any encumbrance created by the Mortgagor;

          d) the Mortgagor shall not make or permit any transfer, sale, or other disposition of any part or all of its interest in the Property other than in the ordinary course of business or of any ownership interest in the Mortgagor without the prior written approval of the holder hereof, which said approval shall not be unreasonably withheld. No such transfer, sale or other disposition and no forbearance on the part of the holder or extension of the time for the payment of the debt secured hereby or any other

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                                      -9-

               indulgence given by the holder shall operate to release, discharge, modify, change or affect the original liability of the Mortgagor, nor the priority of this Mortgage either in whole or in part, notice of such forbearance, extension or other indulgence being herein expressly waived;

          e) no ownership interest of the Mortgagor in the limited partnership shall be transferred, without the prior written consent of the holder, to any person other than the stockholders of the Mortgagor in existence on the date of this Mortgage, or members of their immediate families;

          f) the Mortgagor shall not file a petition or any application for relief, extension, moratorium or reorganization under any bankruptcy, insolvency or debtor's relief law, or make an assignment for the benefit of creditors or enter into any trust mortgage arrangement, so-called, or consent to the appointment of a receiver or any of the property of the Mortgagor; and

          g) the Mortgagor shall not permit any petition under any bankruptcy, insolvency or debtor's relief law filed against it, to remain undischarged for a period of more than 45 days after the filing thereof, nor shall the Mortgagor permit the continuation of any receivership proceedings instituted against it for more than a period of 45 days after the commencement thereof;

          h) the Mortgagor shall not breach any provisions of any lease relative to the property which would allow the lessee under said lease to terminate the same, affecting more than 10% of the warehouse square footage at the property in any one year;

          i) the Mortgagor shall not breach any covenant contained in any loan documents executed herewith regarding the loan described herein, which breach has continued beyond any applicable cure or grace period;

     22)  that the following are Events of Default:

          a) if any payment required under the Note or this Mortgage shall not be made when due;

          b) if there shall be any breach of the conditions of Sections 21 b), 21 d), 21 e), 21 f), 21 g) and h) of this Mortgage or the covenant in Section 4 of this Mortgage; or

          c) if there shall be any breach of the condition of Section 21 c) of this Mortgage in any respect other than the filing of a governmental lien continuing for more than 30 days; or
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                                     -10-

          d) if there shall be any breach of the other conditions or covenants of this Mortgage which shall exist for more than 30 days after notice thereof from the holder (except where a period of grace is specifically otherwise provided or negated, in which case, such specific periods of time or negotiation shall govern);

          (e) if the note secured by this Mortgage and any other obligations of the Mortgagor or any Co-maker, Guarantor or Endorser to the Mortgagee hereof, or assigned to or held by the Mortgagee, is further secured by additional security, any breach in the performance of any of the conditions contained in any of said other security shall also constitute a breach of the conditions of this Mortgage. Similarly, the breach of the conditions of this Mortgage shall likewise constitute a breach of all of the said additional security; and in the event of a foreclosure hereunder or under said additional security, the Mortgagee shall have the right to foreclose either this Mortgage or any of said additional security, jointly or severally, and in such order as in the sole opinion of the Mortgagee will be deemed best to protect the interest of the Mortgagee in both or either of this mortgage and said additional security; that the Mortgagee, in the event of a foreclosure of this mortgage or of the additional security shall have the right to offer the real estate and said additional security for sale as a unit or separately, and, if as a unit, may allocate any price received therefor between said real estate and said additional security.

     Upon an Event of Default, and without derogating from the rights of the holder to demand payment of the Note in accordance with the terms of the Note, the holder shall have the right to declare the entire indebtedness of the Mortgagor under the Note forthwith due and payable.

     For the purposes of this Mortgage, the term "default", as used in the STATUTORY POWER OF SALE, shall mean an Event of Default, as defined herein;

23) that if there shall be any breach in any condition or covenant of this mortgage which constitutes an Event of Default, the holder shall have the right, but without any obligation so to do, to cure such default for the account of the Mortgagor and, to the fullest extent permissible according to law, apply any funds credited by or due from the holder to the Mortgagor against the same (without any obligation first to enforce any other rights of the holder, including, without limitation, any rights under the Note or this Mortgage, or any guarantee thereof, and without prejudice to any such rights); without limiting the generality of the foregoing, the Mortgagor hereby authorizes the holder to pay all taxes, sewer use fees, water rates and assessments, with interest, costs and charges accrued thereon, which may at any time be a lien upon the property, or any part thereof; to pay the premiums for any insurance required hereunder; to incur and pay reasonable expenses in protecting its rights hereunder and the security hereby granted; to pay any balance due under any Security Agreement on any articles, fixtures, equipment and materials included as a part of the property; and the payment of all amounts so incurred, together with interest thereon at the annual rate specified in the Note as the interest to be paid on the indebtedness evidenced by the Note shall be secured hereby as fully and effectually as any other obligation of the Mortgagor secured hereby; and, to the fullest extent permissible according to law, to apply to any of these purposes or to the repayment of any amounts so paid by the holder together with interest thereon any sums paid on the Note or this Mortgage by the Mortgagor as interest or otherwise;

24) that, at any foreclosure sale, any combination, or all, of the property or security given to secure the indebtedness secured hereby, may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, the Mortgagor hereby waiving the application of any doctrine of marshalling; and, in case the holder, in the exercise of the power of sale herein given, elects to sell in parts or parcels, said sales may be held from time to time, and the power shall not be fully executed until all of the property or security not previously sold shall have been sold;

25) that, if the provisions of the Uniform Commercial Code as adopted in Massachusetts are applicable to any property or security given to secure the indebtedness secured hereby which is sold in combination with or as a part of the property, or any part thereof, at one or more foreclosure sales, any notice required under such provisions shall be fully satisfied by the notice given in execution of the Statutory Power of Sale (referred to below) with respect to the property or any part thereof;

26) that Mortgagor agrees to and hereby does indemnify and hold harmless the holder from and against any and all loss, cost or expense including, without limitation, any clean-up costs and fines incurred by the holder and arising out of or in any way connected with the application of any federal, state, County, Regional and local laws pertaining to the use, storage or existence of hazardous or toxic materials or environmental hazard on the property, including, without limitation, Massachusetts General Laws, Chapter 21E and in this connection the Mortgagor covenants that the property is not now being used and will not be used for any activities involving, directly or indirectly, the use, generation, treatment, storage or disposal of any hazardous or toxic chemical, material, substance or waste, including without limitation (a) asbestos in any form; (b) urea formaldehyde foam insulation; (c) transformers or other equipment which contain dielectric fluid containing polychlorinated byphenyls; (d) any other hazardous or toxic chemical, material, substance or waste, exposure to which is prohibited, limited or regulated by any federal, state, county, regional or local authority; in furtherance of the foregoing, Mortgagor agrees to take all steps necessary in order to prevent any lien pursuant to said laws from attaching to the property or any part thereof; the Mortgagor's liability under this Section shall survive transfers of the property by the Mortgagor and foreclosure of this Mortgage;

     Notwithstanding any provision herein to the contrary, Mortgagor shall have no liability hereunder (a) to holder as to any matter for which Mortgagor might otherwise be liable hereunder which is not caused or contributed to by Mortgagor and which is caused by or due to the negligence of the holder or (b) to any successors or assigns of holder for any matter for which Mortgagor might otherwise be liable hereunder, which is not caused or contributed to by Mortgagor, and which is caused by or due to the negligence of any such successor or assign.

     The word "holder", as used herein, shall mean the Mortgagee named at the beginning of this instrument and any subsequent holder or holders of this Mortgage.

     The word "Mortgagor", as used herein, shall mean the person named at the beginning of this instrument as the Mortgagor, and any subsequent owner or owners of the equity of redemption of the property (but such reference is not intended as a consent by the holder to any transfer of such equity by the Mortgagor to which the holder has not provided its prior written consent).

     All the covenants and agreements of the Mortgagor herein contained shall be binding upon the Mortgagor and the successors and assigns of the Mortgagor.

This MORTGAGE is upon the STATUTORY CONDITION, and upon the further condition that all covenants and agreements of MORTGAGOR herein or contained in the note or other collateral documents and all other conditions thereof shall be kept and fully performed, for any breach of which the Mortgagee shall have the STATUTORY POWER OF SALE.

     Executed as a sealed instrument this 21st day of April, 1995.


                               EXCEL, INC.


                               /s/ Robert P. Madonna
                               --------------------------------
                               By: Robert P. Madonna, President and Treasurer



                         COMMONWEALTH OF MASSACHUSETTS

Barnstable, ss                   April 24, 1995

     Personally appeared the above-named Robert P. Madonna, President and Treasurer, as aforesaid and acknowledged the foregoing instrument to be the free act and deed of EXCEL, INC., before me,


                              /s/ Laurie A. Warren
                              --------------------------------
                              Notary Public: Laurie A. Warren
                              My commission expires: August 10, 1995

                                              (SEAL)

                          REAL ESTATE PROMISSORY NOTE




$2,600,000.00                                     HYANNIS, MASSACHUSETTS
                                                  April 21, 1995


     The undersigned (jointly and severally if more than one) for value received, promise to pay to the order of

                 CAPE COD BANK AND TRUST COMPANY (the "Bank")

at the Head Office of the Bank, at 307 Main Street, Hyannis, MA 02601, TWO MILLION SIX HUNDRED THOUSAND AND NO/100 ($2,600,000.00) DOLLARS seven (7) years after the date of this Note and, until this Note is paid in full, interest and principal shall be payable as follows:

     Interest only shall be payable monthly during the first six months of the term of this Note at the annual rate of the Prime Rate of Interest as published in the Wall Street Journal (the "Prime Rate") plus three quarters (.75%) percent per annum (the "Rate") computed on the unpaid principal balance with the first payment due May 21, 1995, changes in the Rate to take effect on the date changes in the Prime Rate are published in the Wall Street Journal; and

     Thereafter (the "Amortization Period") monthly payments of TWENTY-EIGHT THOUSAND AND NO/100 ($28,000.00) DOLLARS ("Amortization Payments") shall be payable with the first payment due on November 21, 1995 with Amortization Payments being first applied to interest then due and the balance, if any, to principal.

     At each anniversary date the Bank reserves the right:

     1. To call for an additional payment of principal equal to the amount of the principal which would have been paid had the amortization payments been adjusted to reflect changes in the interest note in order to maintain a fifteen year amortization schedule; and

     2. To recalculate the amortization payments in order to maintain a fifteen year amortization schedule calculated from the date of the note.

     In the event that any monthly payment due hereunder is not paid within Ten
(10) days of the due date, there shall become due hereunder, at the option of the Bank hereof, a late charge of three and 00/100 (3.00%) percent of the amount overdue.

     The undersigned has granted to the Bank a mortgage on the following described property to secure the payment and performance of all obligations:

     Land, together with the buildings thereon, situated at 60, 70 and 80 Perseverance Way, Hyannis, Massachusetts, together with certain personal property of the undersigned.

     In addition to the above property, all other property belonging to, standing in the name of or pledged on behalf of the undersigned which is now or may hereafter be in the possession of the Bank for any purpose, and also any other property described in one or more agreements or mortgages which have been or shall be delivered or caused to be delivered, to the Bank by the undersigned, together with all additions or accessions thereto (all of the foregoing being hereinafter called "Collateral") , shall constitute continuing security for any and all obligations.

     In the event the undersigned is in default under the terms and provisions of the loan, or the unpaid principal and interest and other charges due the Bank are not paid when due, including acceleration after default, then the default rate of interest on the unpaid principal and interest then due shall be equal to the aggregate of the Rate of interest recited herein from time to time plus three (3.00%) percent per annum until such amount shall be paid in full (whether before or after judgment).

     In the event the Borrower pays the Note in full in or within three (3) years from the date hereof, the Borrower shall pay the Bank an exit fee in the amount of one-half (.50%) percent of the then outstanding principal balance.

     The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this note and interest accrued thereon.

     The Borrower agrees that it will not permit the outstanding balance of the Loan to exceed 80% of the Bank's then current appraised value of the portion of the Collateral known as 60, 70 and 80 Perseverance Way, Hyannis, Massachusetts 02601. Any appraisal required by the Bank shall be performed by an appraiser of the Banks choice and shall be at the cost of the Borrower. Notwithstanding any provision to the contrary, in the event of a default hereunder, the Bank shall notify the Borrower in writing and Borrower shall have 30 days to cure by furnishing additional collateral satisfactory to the Bank.

     The undersigned represents and warrants that (a) all Collateral is owned by the undersigned or by the person(s) delivering all or any part of the property to the Bank to be held as Collateral and is not subject to any liens, security interests or rights of others, except those approved by the Bank in writing, and its delivery to the Bank has been duly authorized by all necessary action, and that (b) the Collateral is genuine and is what it purports to be.

     The Bank may at its option, whether or not this note is due, demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to any Collateral. Right is expressly granted to the Bank at its option to transfer at any time to itself or to its nominee any securities, documents or other property pledged hereunder and to receive the income thereon and hold the same as security therefor, or apply it on the principal or interest due hereon or due on any liability secured hereby. The Bank shall have no duty as to the protection or collection of any Collateral or any income thereon, and shall be bound to take any steps necessary to preserve any rights in any Collateral against prior parties. The Bank shall not exercise its right to vote any voting securities comprising Collateral unless an event of default under this note has occurred and the Bank had notified the undersigned or successors and assigns thereof, in writing of its intention to vote such securities.

     The undersigned shall furnish the Bank from time to time, and at least annually within one hundred fifty (150) days after the end of the Borrower's fiscal year-end, with such financial statements as the Bank may require in form satisfactory to the Bank. Financial information furnished to the Bank shall be true and correct and fairly represent the financial condition of the undersigned as of the date(s) furnished and the operating results of the undersigned for the periods for which the same are furnished. The undersigned shall permit the representatives of the Bank to inspect its properties and its books and records, and to make copies or abstracts thereof.

     If the undersigned, as registered Bank of securities comprising Collateral, received (a) any dividend or other distribution in cash or other property in connection with the liquidation or dissolution of the issuer of such securities or (b) any stock certificate, option or right, whether as an addition to, in substitution of, or in exchange for, such securities, or otherwise, the undersigned agrees to accept same in trust for the Bank, and to forthwith deliver same to the Bank in the exact form received, with the undersigned's endorsement and/or assignment when necessary, to be held by the Bank as collateral.

     Upon the occurrence of any of the following events of default: (a) default in the payment or performance of any of the Obligations (including any failure to pay any installment of principal or interest hereunder when due) or of any obligations of any Obligor to others for borrowed money or in respect of any extension of credit or accommodation; (b) failure of any representation and warranty hereunder or of any representation or warranty, statement or information in any documents or financial statements delivered to the Bank for the purpose of inducing it to make or maintain the loan under this note to be true and correct; (c) failure of the undersigned to file any tax return, or to pay or remit any tax, when due; (d) failure to furnish the Bank promptly on request with financial information about, or to permit inspection by the Bank of books, records and properties of, any Obligor; (e) any financial information furnished to the Bank reflecting operating loss and/or total liabilities in excess of total assets, as determined by generally accepted accounting principles; (f) loss, theft, substantial damage, sale or encumbrance to or of any property constituting collateral or the making of any levy, seizure or attachment thereof or thereon or the failure to pay when due any tax thereon or, with respect to any insurance policy, any premium therefor; (g) default under any instrument constituting, or under any agreement relating, to Collateral; (h) any Obligor generally not paying its debts as they become due; (i) death, dissolution, termination of existence, business failure, appointment of a receiver or other custodian of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, any Obligor; (j) change in the condition or affairs (financial or otherwise) of any Obligor which in the opinion of the Bank will impair its security or increase its risk (thereupon or at any time thereafter such default not having been previously cured), at the option of the Bank, all

Obligations of the undersigned shall become immediately due and payable without notice or demand and the Bank shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts.

     Without limiting the foregoing and in addition thereto, a failure to pay when due two or more installments of principal or payments of interest (whether consecutive or not) under this note shall be a default which shall not be deemed waived by the Bank by its acceptance of such payments.

     Any sums from time to time credited by or due from the Bank to any Obligor and any property of any Obligor in which the Bank has from time to time any security interest or which from time to time may be in the possession of the Bank for any purpose shall also constitute collateral for the payment or performance of the obligations of such Obligor, and the undersigned hereby grants the Bank a continuing security interest in such sums and property. Regardless of the adequacy of Collateral the Bank may apply such sums or property or realizations upon any such security interest against said Obligations at any time in the case of a primary Obligor but only against matured obligations in the case of a secondary Obligor.

     The terms and conditions of this note and any other loan documents relating to collateral constitute the entire agreement between the parties, and supersede all prior agreements and understandings, both written and oral, of the Bank and the undersigned with respect to the subject matter hereof and of any such agreement, and may not be modified or amended except in writing and signed by the Bank.

     No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note. No waiver of any right shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion.

     Each obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this note or of any Collateral, and assents to any extension or postponement of the time of payment or any other indulgence under this note or with respect to any Collateral, to any substitution, exchange or release of any Collateral, and/or to the addition or release of any other party or person primarily or secondarily liable hereunder.

     The undersigned will pay on demand all costs of collection and attorney's fees paid or incurred by the Bank in enforcing the Obligations of any obligor.

     As herein used "Obligor" means any person primarily or secondarily liable hereunder or in respect hereto, including any person who has pledged property on behalf of the undersigned to be held as Collateral; "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank whether direct or indirect, absolute or contingent, due or to become due, now existing or arising; and "Bank" means the payee or any endorsee of this note who is in possession of it, or the bearer hereof if this note is at the time payable to the bearer. This note shall take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this note, and to date this note as of the date funds are first advanced hereunder.


                                EXCEL, INC.


/s/ Laurie A. Warren            By: /s/ Robert P. Madonna
-------------------------           -----------------------------
Witness                             Robert P. Madonna, President
                                    and Treasurer